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                                                                    Exhibit 10.6

              SINKING FUND COLLATERAL ACCOUNT AND PLEDGE AGREEMENT

     THIS SINKING FUND COLLATERAL ACCOUNT AND PLEDGE AGREEMENT, dated as of March 17, 2004 (as the same may be amended, modified, supplemented or restated from time to time, this "Agreement"), is made between MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as collateral agent (in such capacity, the "Collateral Agent") for each of the Lenders under the Credit Agreement referred to below, and AMERICAN ROCK SALT COMPANY LLC, a New York limited liability company (the "Borrower"). Capitalized terms used herein and not defined elsewhere herein shall have the meanings given to them in the Credit Agreement referred to below.

                             PRELIMINARY STATEMENTS:

     A. The Borrower, the Collateral Agent, the Letters of Credit Issuer and the Lenders are parties to a Credit Agreement, dated as of March 17, 2004 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"), pursuant to which the Lenders have agreed to make Revolving Loans and Term Loans to the Borrower and participate in Letters of Credit, and the Letters of Credit Issuer has agreed to issue the Letters of Credit for the benefit of the Borrower, upon the terms and conditions set forth therein.

     B. The Credit Agreement provides that the Borrower shall establish a Sinking Fund Collateral Account with the Collateral Agent and make deposits therein on a scheduled basis and upon the occurrence of certain events as more particularly provided therein.

     C. The Credit Agreement further provides that the funds in the Sinking Fund Collateral Account shall secure the repayment of all Credit Obligations and in certain circumstances, the Surety L/C Reimbursement Obligations, the accrued interest thereon and amounts owed by Borrower in connection therewith. The Credit Agreement also provides that in certain circumstances provided no Default or Event of Default exists and the Credit Obligations have not been accelerated and become due and payable, a specificed amount of the funds in the Sinking Fund Collateral Account shall be disbursed to the Agent who will be authorized under the Credit Agreement to deliver such funds to the Borrower.

     D. It is a condition precedent to the Lenders providing the financial accommodations contemplated by the Credit Agreement that the Borrower shall, by executing and delivering this Agreement, establish the Sinking Fund Collateral Account pursuant to the terms and conditions herein and grant and assign to the Collateral Agent a first priority, valid and perfected security interest in such account and all of the funds, securities, investments and proceeds at any time held therein pursuant to the terms of this Agreement, the Credit Agreement and/or the Credit Documents.

     NOW, THEREFORE, in consideration of the premises, and to induce the Agent, the Lenders, the Letters of Credit Issuer and the Collateral Agent to enter into the Credit Agreement and to make the Loans to the Borrower and issue for the Borrower's account and/or participate in the Letters of Credit thereunder, the parties hereby agree as follows:

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     1. Creation of Sinking Fund Collateral Account and Deposits Therein.

          (a) The Borrower shall establish an account entitled "American Rock Salt Surety L/C Sinking Fund Collateral Account" with Manufacturers & Traders Trust Company (ABA No. 022 000 046), Account No. 9836148214. All undisbursed interest and income on the Sinking Fund Collateral Account Funds shall be deemed part of the Sinking Fund Collateral Account and shall constitute Collateral secured under Section 3 hereof. Subject to the provisions of this Agreement, the Collateral Agent shall have sole dominion and control over the Sinking Fund Collateral Account and shall have sole authority to make withdrawals therefrom. Except as expressly provided below, the Sinking Fund Collateral Account shall be maintained and administered by the Collateral Agent. Neither the Borrower, nor any Person claiming by, through, under or on behalf of the Borrower, shall have any right to withdraw anything from the Sinking Fund Collateral Account, including any accrued interest included within the "Sinking Fund Collateral Account Funds" (as defined below). All deposits of funds into, investment of funds held in, and disbursements of funds from the Sinking Fund Collateral Account made at any time or from time to time prior to the termination of this Agreement, shall be made on the terms and conditions set forth herein.

          (b) The Borrower shall deposit in immediately available funds into the Sinking Fund Collateral Account all amounts required to be deposited therein by the Credit Agreement at the times required to do so by the Credit Agreement.

     2. Withdrawals; Disbursements; Application of Proceeds. Subject to the terms of Sections 3.2 (e) and 5.2 of the Credit Agreement and the other terms and conditions herein:

          (a) Repayment of Surety L/C Reimbursement Obligations, etc. The Collateral Agent may at any time and from time to time (i) withdraw from the Sinking Fund Collateral Account and disburse to the Agent for its account and the account of the Surety L/C Issuer and the Surety L/C Participants an amount of the Sinking Fund Collateral Account Funds equal to the Surety L/C Reimbursement Obligations and all accrued interest thereon for the purpose of repaying such amounts in accordance with the terms of the Credit Agreement, and
(ii) withdraw from the Sinking Fund Collateral Account and retain for its own account all amounts owed to the Collateral Agent hereunder. If at any time the Agent and the Collateral Agent are not the same financial institution or affiliates, then the Agent shall give the Collateral Agent written notice promptly after any draws are made on the Surety L/C which result in Surety L/C Reimbursement Obligations together with a statement as to the amount of the Surety L/C Reimbursement Obligations and the per diem interest amount due thereon.

          (b) Disbursements Upon Reduction of Surety L/C Stated Amounts. If at any time (i) the Stated Amount of the Surety L/C is reduced in the manner provided for below, (ii) no Surety L/C Reimbursement Obligations exist and all accrued interest thereon and amounts owed hereunder have been paid in full,
(iii) no Default or Event of Default has occurred and is continuing and the Credit Obligations have not been accelerated and are not then due and payable in full, and (iv) as of the date of such reduction in the Surety L/C the Sinking Fund Collateral Account Value is greater than zero, then the Collateral Agent shall withdraw from the Sinking Fund Collateral Account and disburse to the Agent for the purpose of being turned-over to the Borrower as provided in the Credit Agreement, an amount equal to the lesser of: (A) the Sinking Fund Collateral Account Value, or (B) an amount equal to the amount by which the

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Stated Amount of the Surety L/C has been reduced. The Stated Amount of Surety
L/C shall be considered reduced for purposes of this agreement only if the Stated Amount of the Surety L/C has been reduced to the extent and as approved and consented to by the Bonding Company in writing satisfactory to Agent and the Surety L/C Issuer has been released from any obligations or claims with respect to the reduced amount.

          (c) Disbursements Upon Expiration/Termination of Surety L/C Amounts. If at any time (A) the Surety L/C expires pursuant to its terms or is terminated by the Bonding Company as provided below, (B) all Surety L/C Reimbursement Obligations, all accrued interest thereon and all other amounts owed by the Borrower under the Credit Agreement have been paid in full, and (C) no Default or Event of Default has occurred and is continuing and the Credit Obligations have not been accelerated and are not then due and payable in full, then the Collateral Agent shall withdraw the funds in the Sinking Fund Collateral Account and disburse such funds to the Agent for the purpose of being turned-over to the Borrower as provided in the Credit Agreement.

          (d) Disbursements Upon Joint Instructions. In addition to the other withdrawals and disbursements permitted or required under this Section 2, the Collateral Agent will disburse funds held in the Sinking Fund Collateral Account at any time and from time to time in accordance with the joint written directions of the Borrower and the Agent or the Lender.

          (e) Procedures for Disbursement. Disbursements of the Sinking Fund Collateral Account Funds in accordance with the provisions of this Section 2 shall be made in same day available funds by the Collateral Agent in Dollars. Notwithstanding anything to the contrary contained herein or in the Credit Documents, in no event shall the amount withdrawn from the Sinking Fund Collateral Account and disbursed in accordance with this Section 2 plus the aggregate original amount of all Term Loans exceed $32,140,113.50.

     2.1 Events of Default. Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence and during the continuance of an Event of Default that has been declared by the Agent or the Required Lenders, the Collateral Agent may (in addition to any other rights or remedies under this Agreement, the Credit Agreement, at law or otherwise) retain for its own account (and in accordance with the terms of this Agreement and the Credit Agreement for the account of the other Lenders) or otherwise sell or dispose of all or any portion of the Sinking Fund Collateral Account Funds in one or more public or private sales, and, in each case, apply such Sinking Fund Collateral Account Funds or the proceeds therefrom in accordance with the terms of the Credit Agreement.

     3. Sinking Fund Collateral Account Security Interest. As security for the prompt and complete payment and performance of the Credit Obligations (whether at stated maturity, by acceleration or otherwise), the Borrower hereby pledges, grants and assigns to the Collateral Agent, for the benefit of the Lenders (including the Lenders' interests as participants in the Letters of Credit), and the Letters of Credit Issuer, equal in priority and ratably, a continuing possessory lien and security interest in, all right, title and interest in, to and under, the Sinking Fund Collateral Account and the monies or other collateral contained in the Sinking Fund Collateral Account, together with any proceeds derived from any of the foregoing, whether now or hereafter existing (collectively, the "Sinking Fund Collateral Account Funds"). Without limiting the foregoing, the definition of the Sinking Fund Collateral Account Funds shall also include the following:

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          (a) All amounts now or hereafter on deposit in the Sinking Fund
Collateral Account;

          (b) All Investments (as defined in the UCC) and all other amounts earned on amounts deposited in the Sinking Fund Collateral Account or on Investments or Sinking Fund Permitted Investments held in the name of the Borrower for deposit into the Sinking Fund Collateral Account;

          (c) All additions to, extensions, renewals and replacements of, increases in, interest, dividends, distributions and other income and payments on account of and proceeds of any release, surrender, discharge, assignment, sale, exchange, transfer, conversion or other disposition or collection of the Sinking Fund Collateral Account (collectively referred to as the "Proceeds"); and

          (d) All certificates of deposit, instruments, passbooks and other records evidencing the Sinking Fund Collateral Account and Proceeds.

The Borrower acknowledges and agrees that the definition of "Sinking Fund Collateral Account" hereunder shall be deemed to include within its scope all personal property included within the definition of "Deposit Accounts" as defined in the UCC, it being the intention of the Borrower, that such property of Borrower be included in the foregoing description of "Sinking Fund Collateral Account".

     4. Transfer and Control of Sinking Fund Collateral Account.

          (a) Except as permitted hereunder, the Borrower shall not sell, transfer, encumber, hypothecate or otherwise dispose of, or grant any option with respect to any portion of the Sinking Fund Collateral Account Funds, or create or permit to exist any lien, security interest, or other charge or encumbrance upon any of the Sinking Fund Collateral Account Funds, except for the pledge and security interest granted under this Agreement.

          (b) In the event that the Agent and the Collateral Agent consent to the transfer of the Sinking Fund Collateral Account to another qualified financial institution (with any such qualification to be determined by the Agent), it shall be a condition precedent to any such transfer of the Sinking Fund Collateral Account, that the Borrower deliver to the Collateral Agent, and cause any qualified financial institutions to which the Sinking Fund Collateral Account is to be maintained, to execute and deliver to the Collateral Agent, an agreement, in form and substance acceptable to the Collateral Agent, among Borrower, the Collateral Agent and such qualified financial institution for the purpose of perfecting any security interest granted to the Collateral Agent by Borrower herein.

     5. Investment of Funds.

          (a) Except as otherwise expressly provided herein: (i) no Default or Event of Default exists and is continuing, the Collateral Agent shall invest and reinvest the Sinking Fund Collateral Account Funds held in the Sinking Fund Collateral Account as the Borrower shall direct in writing or pursuant to telephone instruction confirmed promptly in writing; provided,

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however, that no investment or reinvestment may be made unless it is a Sinking
Fund Permitted Investment.

          (b) Each Sinking Fund Permitted Investment shall be made in the name of the Borrower.

          (c) If the Collateral Agent has not received investment direction from the Borrower at any time at which an investment decision must be made with any of the Sinking Fund Collateral Account Funds, the Collateral Agent shall invest such funds, or such portion thereof as to which no direction has been received, in such Sinking Fund Permitted Investments as the Collateral Agent may determine are appropriate.

          (d) Notwithstanding anything to the contrary contained herein, the Collateral Agent shall, without notice to the Borrower, sell or liquidate any of the investments of the Sinking Fund Collateral Account Funds at any time, in accordance with standard commercial practices, if the proceeds thereof are required for any disbursement of funds permitted or required hereunder, and the Collateral Agent shall not be liable or responsible for any loss, expense or penalty resulting from any such sale or liquidation effected in accordance with such practices.

     6. Collateral Agent's Duties and Liabilities.

          (a) Other than the exercise of reasonably prudent care to assure the safe custody of the Sinking Fund Collateral Account Funds while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Sinking Fund Collateral Account Funds upon disbursement of the Sinking Fund Collateral Account Funds in accordance with Section 2 above. The Collateral Agent shall be deemed to have exercised reasonably prudent care in the custody and preservation of the Sinking Fund Collateral Account Funds in its possession if the Sinking Fund Collateral Account Funds are accorded treatment substantially equal to that which the Collateral Agent accords its own property. Without limiting the generality of the foregoing, neither the Collateral Agent nor any of its respective directors, officers, agents or employees shall be liable for: (i) any failure to invest or reinvest any cash in the Sinking Fund Collateral Account in the absence of its or their own gross negligence or willful misconduct or for any losses incurred by reason of Sinking Fund Permitted Investments or Investments made in accordance with the terms hereof, or (ii) any action taken or omitted to be taken by the Collateral Agent in accordance with any instructions or other notice which the Collateral believes in good faith to be properly given by the Agent and the Borrower hereunder.

          (b) Furthermore, the acceptance by the Collateral Agent of its duties hereunder is subject to the following terms and conditions which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:

               (i) it shall act hereunder as an agent only and shall not be responsible or liable in any manner whatsoever for soliciting any funds or for the sufficiency, correctness, genuineness or validity of any funds, securities or other amounts deposited with it;

               (ii) it shall be protected in acting or refraining from acting upon any

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written notice, certificate, instruction, request or other paper or document, as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Collateral Agent in good faith believes to be genuine;

               (iii) it shall not be liable for any error of judgment or for any act done or step taken or omitted, including, without limitation, acts, omissions, errors or mistakes with respect to the Sinking Fund Collateral Account or the Sinking Fund Collateral Account Funds, except in the case of its gross negligence, willful misconduct or bad faith;

               (iv) it may consult with and obtain advice from counsel of its own choice in the event of any dispute or question as to the construction of any provision hereof or otherwise in connection with its duties as Collateral Agent hereunder, and any action taken or omitted by the Collateral Agent in reasonable reliance upon such opinion shall be full justification and protection to it;

               (v) it may execute or perform any duties hereunder either directly or through agents or attorneys; and

               (vi) it may engage or be interested in any financial or other transactions with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such Persons as freely as if it were not Collateral Agent hereunder.

          (c) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Agent; provided, however, that if the payment within a reasonable time to the Collateral Agent of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Collateral Agent, not reasonably assured to the Collateral Agent by the security afforded to it by the terms of this Agreement, the Collateral Agent may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Borrower or, if paid by the Collateral Agent, shall be repaid by the Borrower upon demand.

          (d) The Collateral Agent shall be under no obligation to take any steps necessary to preserve rights in the Sinking Fund Collateral Account or the Sinking Fund Collateral Account Funds against any other parties but may do so at its option. All expenses incurred in connection therewith shall be for the sole account of the Borrower, and shall constitute part of the Credit Obligations secured hereby.

     7. Covenants and Warranties of The Borrower. The Borrower warrants to and covenants and agrees with the Collateral Agent as follows:

          (a) It shall perform such acts and execute, acknowledge and deliver, from time to time, such financing statements and other instruments as may be reasonably required by the Collateral Agent to perfect or better assure this Agreement and the security interests created hereby, and file or record the same in the public records specified by the Collateral Agent and (ii) upon request of the Collateral Agent, execute and deliver all further instruments and documents,

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and take all further action, that may be necessary or desirable in the
Collateral Agent's reasonable opinion to further perfect and protect any security interest granted or purported to be granted hereby, to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Sinking Fund Collateral Account Funds or to effectuate the purpose and intent of this Agreement.

          (b) It shall irrevocably constitute and appoint the Collateral Agent and all Persons designated by the Collateral Agent for that purpose its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower in its own name (i) to receive payment of and to endorse the Borrower's name to any of the Sinking Fund Collateral Account Funds (including checks, drafts or other orders for the payment of money) that come into the Collateral Agent's possession (whether directly or by delivery of the Agent) or under the Collateral Agent's control (whether directly or by delivery of the Agent)(including any amounts in the Sinking Fund Collateral Account), (ii) to make all demands, consents and waivers, or take any other action with respect to, the Sinking Fund Collateral Account Funds, (iii) to make all withdrawals from the Sinking Fund Collateral Account, (iv) to otherwise act with respect thereto and in accordance with the terms hereof, as though it were the outright owner of the Sinking Fund Collateral Account Funds, and (v) in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Borrower or otherwise, which the Collateral Agent may deem necessary or appropriate to protect and preserve the right, title and interest of the Collateral Agent in and to the Sinking Fund Collateral Account Funds and the security intended to be afforded hereby. The appointment of the Collateral Agent as the Borrower's attorney-in-fact and the Collateral Agent's rights and powers are coupled with an interest and are irrevocable until all Credit Obligations owed to such Collateral Agent shall have been paid in full and Letters of Credit terminated as discussed above.

          (c) Unless terminated in accordance with Section 10 below, until the payment in full of all of the Credit Obligations and the termination of all Letters of Credit in accordance with the terms of the Credit Agreement, the Borrower shall grant to Collateral Agent the right, to the exclusion of the Borrower, to (i) make all demands, consents and waivers, or take any other action with respect to, the Sinking Fund Collateral Account Funds, (ii) accept the payment of any interest, principal or other amounts payable under or in connection with the Sinking Fund Collateral Account Funds, (iii) commence any actions to enforce the Sinking Fund Collateral Account Funds, (iv) make all withdrawals from the Sinking Fund Collateral Account, and (v) otherwise act with respect to the Sinking Fund Collateral Account Funds as though it were the outright owner thereof.

          (d) The principal place of business of the Borrower is located at 5520 Route 63, Mount Morris, New York, and the chief executive offices of the Borrower are located at 3846 Retsof Road, Retsof, New York. If the Borrower expects to the change either of the above-referenced locations, the Borrower hereby agrees that it shall provide the Collateral Agent thirty (30) days' prior written notice of any expected change.

     8. Indemnification. From and at all times after the date of this Agreement, and in addition to the fees, costs and expenses payable under Sections 6 and 9, the Borrower agrees to indemnify and hold harmless the Collateral Agent and each of its directors, officers, employees, agents and Affiliates (each, an "Indemnified Person") against any and all claims, losses, damages, liabilities, costs and expenses of any kind or nature whatsoever, including, without

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limitation, reasonable attorneys' fees and expenses (collectively, "Indemnified
Costs"), incurred by or asserted against any such Indemnified Person from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, arising from or in connection with the negotiation, preparation, execution, performance or enforcement of this Agreement or any of the transactions contemplated herein, in any case where such Indemnified Person is a party to any such action, suit or proceeding or a subject of any such inquiry or investigation if such Indemnified Person reasonably determines that it may become a party to any such action; provided, however, that no Indemnified Person shall have the right to be indemnified hereunder for any Indemnified Costs to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person as finally determined by a court of competent jurisdiction and not subject to any appeal. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Borrower in writing, and the Borrower shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party unless: (a) the Borrower agrees to pay such fees and expenses, (b) the Borrower shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Borrower or any other Indemnified Party, and such Indemnified Party shall have been advised by counsel that there may be one or more non-frivolous legal defenses available to it that are different from or additional to those available to the Borrower or such other Indemnified Party. All of the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed by the Borrower as and when incurred and upon demand.

     9. Fees and Expenses of Collateral Agent. The Borrower will pay the Collateral Agent for all reasonable out-of-pocket costs and expenses incurred by the Collateral Agent in connection with any Sinking Fund Permitted Investment or otherwise in administering the Sinking Fund Collateral Account.

     10. Termination of Pledge. This Agreement shall terminate, and the Collateral Agent shall forthwith disburse all funds held in the Sinking Fund Collateral Account to the Borrower in accordance with Section 3.2 (e) of the Credit Agreement; provided, however, that the provisions of Sections 6, 8 and 9 shall survive such termination.

     11. Disbursement Into Court. If, at any time, there shall exist any dispute between the Borrower and the Collateral Agent with respect to the holding or disposition of any portion of the Sinking Fund Collateral Account Funds held in the Sinking Fund Collateral Account or any other obligations of the Collateral Agent hereunder, or if at any time the Collateral Agent is unable to determine, to its sole satisfaction, the proper disposition of any portion of such funds or Collateral Agent's proper actions with respect to its obligations hereunder, then the Collateral Agent may, in its sole discretion, take either or both of the following actions:

          (a) suspend the performance of any of its obligations under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of the Collateral Agent;

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provided, however, that the Collateral Agent may continue to invest the Sinking
Fund Collateral Account Funds in accordance with Section 5; and/or

          (b) petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction in Monroe County, New York, for instructions with respect to such dispute or uncertainty, and pay into such court all or part of the Sinking Fund Collateral Account Funds for holding and disposition in accordance with the instructions of such court.

The Collateral Agent shall have no liability to the Borrower or any other Person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of the Sinking Fund Collateral Account Funds or any delay in or with respect to any other action required or requested of the Collateral Agent.

     12. Tax Reporting. The Collateral Agent will provide to the Borrower a statement of investment income and such other statements with respect to the Sinking Fund Collateral Account as the Borrower may reasonably request from time to time. The Borrower shall be responsible for all tax reporting with respect to the Sinking Fund Collateral Account and the income therefrom.

     13. Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered to the party to be notified at the following addresses:

          The Borrower:           American Rock Salt Company LLC
          (if by FedEx)           5520 Route 63
                                  Mount Morris, New York 14519
                                  Attention: Ray Martel, Chief Financial Officer
                                  Telecopy: (585) 243-9626

          (if by mail)            P.O. Box 190
                                  Groveland, New York 14462
                                  Attention: Ray Martel, CFO

          with a copy to:         Harris Beach  LLP
                                  99 Garnsey Road
                                  Pittsford, New York 14534
                                  Attention: Christopher Jagel, Esq.
                                  Telecopy: (585) 419-8818

          The Collateral Agent:   Manufacturers and Traders Trust Company
                                  255 East Avenue
                                  Rochester, New York 14604
                                  Attention: Jon Fogle, Vice President
                                  Telecopy: (585) 325-5105

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          with a copy to:         Woods Oviatt Gilman, LLP
                                  Two State Street
                                  Rochester, New York 14610
                                  Attention: Gordon E. Forth, Esq.
                                  Telecopy: (585) 454-3968

or to such other address as any party may designate for itself by like notice to all other parties hereto. All such notices and communications shall be deemed to have been given: (a) if mailed as provided above by any method other than overnight delivery service, on the fifth (5th) Business Day after deposit in the mail, (b) if mailed by overnight delivery service, telegraphed, telexed or telecopied, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback or transmitted by telecopier, respectively, or (c) if delivered by hand, upon delivery.

     14. Security Interest Absolute. The security interest, rights of the Collateral Agent and obligations of the Borrower granted or created under this Agreement shall be absolute and unconditional irrespective of:

          (a) Any lack of validity or enforceability in whole or in part of this Agreement, the Credit Agreement, any other Credit Document, or any other agreement or instrument executed or delivered in connection herewith or therewith;

          (b) Any change in the time, manner or place of payment of, or in any other term of, the Credit Agreement, any other Credit Document, or any other amendment or waiver of, or any consent to any departure from, such agreement or any other instrument executed or delivered in connection herewith or therewith;

          (c) Any exchange, release or non-perfection of any other Collateral, or any release, amendment or waiver of, or consent to departure from, any guaranty, for all or any of the Indebtedness;

          (d) Any other circumstance which might otherwise constitute a defense available to, or a discharge of the Borrower in respect of, any Indebtedness; or

          (e) Any name change or merger, consolidation or other business combination (including the Merger) involving or with respect to the Borrower.

     15. Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any party hereto from, any provision of this Agreement, shall be effective unless in a writing signed by the Agent (and, in the event the same shall affect the rights or obligations of the Collateral Agent under Sections 6, 8 or 9) and the Borrower, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     16. Governing Law; Consent to Jurisdiction; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. With respect to any matters that may be heard before a court of competent jurisdiction, the parties hereto each consent to the jurisdiction and venue of the courts of Monroe County or Livingston County, New

York or of any federal court located in the Western District of New York, waive personal service of any and all process upon it and consent that all such service of process be made by certified or registered mail directed to the affected party at the address provided in Section 13 above and service so made shall be deemed to be completed upon actual receipt. The parties hereto each waive the right to contest to the jurisdiction and venue of the courts located in Monroe County or Livingston County, New York or of any federal court located in the Western District of New York on the ground of inconvenience or otherwise, and further, waive the right to bring any action or proceeding against the other parties hereto in any court outside Monroe County or Livingston County, New York or, for applicable federal actions, outside the Western District of New York.

     17. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF, OR (b) IN ANY WAY CONNECTED WITH OR RELATED TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

     18. Waiver of Damages. EXCEPT AS PROHIBITED BY LAW, EACH PARTY TO THIS AGREEMENT WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION, ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE COLLATERAL AGENT NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE COLLATERAL AGENT NOR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COLLATERAL AGENT OR SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (ii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

     19. Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     20. Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

     21. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     22. Entire Agreement. This Agreement and the other documents and instruments executed contemporaneously herewith constitute the entire agreement between the parties hereto relating to the subject matter hereof.

     23. Successors and Assigns. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the Borrower, and the Collateral Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers as of the date first above written.

                                                 AMERICAN ROCK SALT COMPANY LLC


                                                 By: /s/ Neil L. Cohen
                                                     ---------------------------
                                                     Name: Neil L. Cohen
                                                     Title: Vice Chairman


                                                 MANUFACTURERS AND TRADERS TRUST
                                                 COMPANY, as Collateral Agent


                                                 By: /s/ Jon M. Fogle
                                                     ---------------------------
                                                     Name: Jon M. Fogle
                                                     Title: Vice President